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                                                                    EXHIBIT 10.4

                                CSK AUTO, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------


1.  Purpose of The Plan.
    -------------------

          This employee stock purchase plan (the "Plan") is intended to provide an incentive to employees of CSK Auto, Inc., a Delaware corporation (the "Company"), and its present and future Subsidiaries and Parents, and to encourage such employees to acquire a proprietary interest in the Company through the purchase of the Company's Common Stock. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, and its provisions shall be construed in a manner consistent therewith.

2.  Definitions.
    -----------

          Whenever used herein, the following words and phrases shall have the meanings stated below, unless a different meaning is plainly required by the context:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Compensation Committee appointed by the Board to administer the Plan, composed of not less than two members of the Board.

          (d) "Common Stock" shall mean the shares of common stock of the Company, $.001 par value per share.

          (e) "Compensation" shall mean the gross amount of salary, wages, commissions, overtime pay and bonuses paid during the Offering Period by the Company, its Subsidiaries or a Parent to the Participant for services as an employee, computed without reduction for any withholding from such amount or for contributions to the Company's Section 401(k) plan, any amount excludable from income pursuant to Section 125 of the Code or any non-qualified compensation deferral (which shall only be taken into account in the Offering Period in which it would have been payable but for the deferral and not in the year to which it is deferred), but excluding any severance pay or expenses or benefits paid by a third-party payer under any employee plan maintained by such employer.

          (f) "Employee" shall mean any person who is employed by the Company, a Subsidiary or a Parent on the Grant Date, other than:
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          (i) an employee who has been employed for a period of less than three months,

          (ii) an employee who, immediately before the Grant Date, owns (or is deemed to own pursuant to Section 424(d) of the Code, as modified by Section 423(b)(3) of the Code) shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, a Subsidiary or a Parent.

For this purpose, employment with a corporation all or substantially all of the assets or shares of stock of which have been acquired by the Company, a Subsidiary or a Parent or which has been merged into or consolidated with the Company, a Subsidiary or a Parent shall be considered employment by the Company, a Subsidiary or a Parent.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Exercise Date" shall mean the last day of an Offering Period on which the principal market for the Common Stock is open.

          (i) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average between the highest and lowest sales prices per share of the Common Stock on the trading day immediately preceding such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (x) if actual sales price information is available with respect to the Common Stock, the average between the highest and the lowest sales prices per share of the Common Stock on the trading day immediately preceding such day on Nasdaq, or (y) if such information is not available, the average between the highest bid and lowest asked prices per share for the Common Stock on the trading day immediately preceding such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average between the highest bid and lowest asked prices per share for the Common Stock on the trading day immediately preceding such day as reported on the OTC Bulletin Board Service or by National Quotations Bureau, Incorporated or a comparable service; provided that if clauses (i), (ii) and (iii) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Committee, in good faith, in a manner that is not inconsistent with Section 423 of the Code or the regulations thereunder.

          (j) "Grant Date" shall mean the first day of each Offering Period on which the principal market for the Common Stock is open.

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          (k) "Offering Period" shall mean a calendar quarter during the term of the Plan; provided, however, that the first Offering Period shall begin on the
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day on which the initial public offering of Common Stock is completed.

          (l) "Option Price" with respect to each share of Common Stock shall mean the lesser of (i) 85% of the Fair Market Value of one share of Common Stock on the Grant Date or (ii) 85% of the Fair Market Value of one share of Common Stock on the Exercise Date; provided, however, that with respect to the
                                   --------  -------
Offering Period that begins on the day on which the initial public offering of Common Stock is completed, the amount under clause (i) shall be 85% of the initial public offering price.

          (m) "Parent" shall mean a parent corporation of the Company as defined in Section 424(e) of the Code.

          (n) "Participant" with respect to an Offering Period shall mean an Employee who has elected to participate in the Plan pursuant to Paragraph 5 with respect to such Offering Period, or with respect to a prior Offering Period if such Employee has not withdrawn from the Plan or ceased to be an Employee.

          (o) "Percentage" shall mean with respect to a Participant the percentage of Compensation during an Offering Period which the Participant has authorized to be withheld for purposes of this Plan pursuant to Paragraph 5, as the same may be amended in accordance with this Plan. The Percentage must be a whole percentage from 1% to 10%, inclusive.

          (p) "Plan" shall mean the CSK Auto, Inc. Employee Stock Purchase Plan as set forth herein.

          (q) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.
    -------------------------

          The aggregate number of shares of Common Stock for which options may be granted under the Plan shall not exceed 250,000. Such shares may, in the discretion of the Board, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 15, any shares subject to an option which for any reason expires, is canceled or is terminated unexercised shall again become available for grant under the Plan.

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4.  Administration of The Plan.
    --------------------------

          The Plan shall be administered by the Committee. During such time as the Company has a class of equity securities registered under Section 12 of the Exchange Act and until such time as the amendments to Rule 16b-3 adopted by the Securities and Exchange Commission on May 30, 1996 in Release No. 34-37260 become effective with respect to the Plan (the "New Rule Date"), each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present and any acts approved in writing by all members without a meeting shall be the acts of the Committee. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend, or rescind rules and regulations relating to it, and make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or relating to the Plan or any option granted hereunder shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on all matters regarding the Plan or any option hereunder shall be conclusive and binding on the parties.

          All Employees shall have the same rights and privileges under the Plan, except that, subject to the limitations hereunder, the amount of Common Stock which may be purchased by any Participant under the Plan shall bear a uniform relationship to their Compensation. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.

          No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option under the Plan. In addition, the Company shall indemnify and hold harmless each member and former member of the Committee and their respective successors, assigns, heirs and personal representatives from and against any liability, loss, claim, damage and expense (including without limitation attorneys fees and expenses) incurred in connection therewith by reason of any action, failure to act or determination made in good faith under or in connection with the Plan or any option hereunder to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, by-laws or applicable law.

5.  Participation.
    -------------

          An Employee may become a Participant by filing a prescribed election form with the Committee at least 20 days prior to the first Grant Date for which the election is to be effective. Such election shall include the Employee's name, address, Social Security number, Percentage of Compensation to be withheld for purposes of the Plan and such other items as the Committee may determine not inconsistent with this Plan. Participation in the Plan shall continue until the Employee withdraws pursuant to Paragraph 10 hereof or ceases to be an Employee in accordance with Paragraph 11.

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6.  Payroll Deductions.
    ------------------

          An amount equal to the Percentage of the Participant's Compensation on each pay day shall be deducted from his pay. Such amount shall be credited to an account for such Participant under the Plan. A Participant may not make any separate cash contributions into such account.

          A Participant may change the Percentage by filing a new authorization under Paragraph 5 at least 20 days before the first Grant Date for which it is to be effective.

          The Company (and each Subsidiary or Parent) shall not be required to segregate any funds withheld pursuant to this Paragraph 6, which may be used for general corporate purposes. The Participant (and his beneficiaries) shall not have any right, title, interest or claim in or to or lien on such account or any specific asset, fund, reserve or property of the Company, any Subsidiary or Parent, but shall be a general, unsecured creditor of the Company, the Subsidiary or Parent.

7.  Grant of Options.
    ----------------

          On a Grant Date, each Participant is granted an option to purchase the number of full shares (rounded down) of Common Stock equal to Percentage of the Participant's Compensation divided by the applicable Option Price. In no event may an option for a fraction of a share be granted under the Plan. Notwithstanding the foregoing, the maximum number of shares of Common Stock for which options may be granted under the Plan to a Participant on any Grant Date shall not exceed 1,000 shares subject to adjustment pursuant to Paragraph 13.
In the event the remaining shares available for grant under the Plan are not sufficient to grant all the options otherwise required on a Grant Date, the number of shares subject to each option on such date shall be reduced proportionately.

          Moreover, no Participant shall be granted an option if, immediately after the grant, such Participant will own (or be deemed to own pursuant to Section 424(d) of the Code, as modified by Section 423(b)(3) of the Code) shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, a Subsidiary or a Parent. If a Participant would be subject to the limitation in the preceding sentence taking into account an option to which he would otherwise be entitled to on the Grant Date under the Plan, the number of shares subject to the option granted on the Grant Date in question shall be reduced by the minimum amount necessary to avoid such limitation.

          Notwithstanding any other provision of the Plan to the contrary, no Participant may be granted an option which permits him to purchase stock under the Plan or any other employee stock purchase plan of the Company, its Subsidiaries or a Parent which qualifies under

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Section 423 of the Code to accrue at a rate which exceeds $25,000 of the Fair
Market Value of such stock (determined at the time such option is granted) for any one calendar year.

8.  Exercise of Option.
    ------------------

          Unless a Participant gives written notice to the Committee (as provided below), his options hereunder shall be automatically exercised on the Exercise Date, by the purchase of the number of shares which the aggregate amount of payroll deductions credited to his account will purchase at that time at the Option Price, subject to the limitations described in Paragraph 7.

          In no case may a fractional share be purchased or issued under the Plan. No portion of the payroll deductions accumulated during one Offering Period and no portion of any option granted with respect to any one Offering Period may be carried over to or be used in another Offering Period. Any excess balance in the Participant's account following the Exercise Date shall be promptly paid to the Participant, without interest.

          As soon as practicable after the Exercise Date, the Company shall deliver to each Participant certificates evidencing the number of shares, if any, purchased upon the exercise of his option. A person entitled to receive Common Stock upon the exercise of an option hereunder shall not have the rights of a stockholder with respect to such shares until the date of issuance of a stock certificate to him for such shares.

          Shares acquired pursuant to the Plan may not be sold, transferred or otherwise disposed of until the first anniversary of the Exercise Date with respect to such shares.

          All stock certificates issued pursuant to the Plan shall bear the following legend:

               "The shares of stock represented by this certificate are subject to the provisions of the Company's 1996 Employee Stock Purchase Plan adopted June 19, 1996, and any transfer or encumbrance of the shares is subject to the rights and restrictions contained in such Plan, a copy of which (including any amendments thereto) is on file at the principal office of the Company."

9.   Compliance With Securities Laws.
     -------------------------------

          The Committee may require, in its discretion, as a condition to the exercise of an option, that either (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

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          In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares subject to such option on any securities exchange, Nasdaq, or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition of or in connection with, the granting of an option or the issue of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

10.  Withdrawal.
     ----------

          A Participant may withdraw from the Plan by giving written notice thereof to the Committee at least 20 days prior to the Exercise Date for the Offering Period for which it is to be effective. In such event, all of the Participant's payroll deductions credited to his account during such Offering Period shall be promptly paid to the Participant, without interest, and no further payroll deductions under Paragraph 6 shall be made from such Participant's Compensation, unless and until a new authorization filed in accordance with Paragraph 5 becomes effective. A Participant's withdrawal shall not affect his eligibility to participate in the Plan with respect to future Offering Periods.

11.  Termination of Employment.
     -------------------------

          A Participant shall be deemed to have withdrawn from the Plan upon the termination of such Participant's employment with the Company, its Subsidiaries and Parent for any reason, which withdrawal shall be effective on such termination date without regard to the 20 day notice period under Paragraph 10. Nothing in the Plan or in any option granted under the Plan shall confer on any individual the right to continue in the employ of the Company, any of its Subsidiaries or Parent, or interfere in any way with any right of the Company, its Subsidiaries or Parent to terminate the individual's employment at any time for any reason without liability to the Company, its Subsidiaries or Parent.

12.  Designation of Beneficiary.
     --------------------------

          A Participant may designate a beneficiary or beneficiaries entitled to receive the payments to be made to the Participant hereunder in the event he dies before such payment is made. The designation may be made, revoked or changed by the Participant at any time by completing, signing and delivering to the Committee a designation in the appropriate form. If a Participant does not designate a beneficiary to whom payment is to be made after his death, or if none of the designated beneficiaries survives the Participant, any required payments hereunder after the death of the Participant shall be made to the executor or administrator of his estate.

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13.  Adjustments Upon Changes in Common Stock.
     ----------------------------------------

          Notwithstanding any provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, reorganization, split-up, spin-off, combination or exchange of shares or the like, the aggregate number and kind of shares available under the Plan, the aggregate number and kind of shares subject to each outstanding option and the Option Price thereof and the maximum number and kind of shares for which Participant may be granted options on any Grant Date shall be appropriately adjusted by the Board, whose determination shall be conclusive.

14.  Nontransferability.
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          No option, account or rights under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, no option, account or other rights under the Plan may be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and any such options, accounts or rights shall not be subject to execution, attachment or similar process.

15.  Amendments and Termination of the Plan.
     --------------------------------------

          The Plan was adopted by the Board on July 1, 1996. No option may be granted under the Plan after June 30, 2006. The Board, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, amend it from time to time in such respects as it may deem advisable, including, without limitation, to insure that the Plan qualifies as an "employee stock purchase plan" under Section 423 of the Code or to conform to any change in applicable law or to regulations and rulings thereunder; provided,
                                                                       --------
however, that no amendment shall be effective without requisite prior or
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subsequent approval of the stockholders of the Company if such amendment would
(a) except as contemplated in Paragraph 13, increase the maximum number of shares for which options may be granted under the Plan, (b) prior to the New Rule Date, materially increase the benefits to Participants under the Plan, (c) change the eligibility requirements for participation in the Plan, or (d) effect any change inconsistent with Section 423 of the Code or regulations issued thereunder. No termination, suspension or amendment of the Plan shall, without consent of the holder of an existing option affected thereby, materially adversely affect his rights under such option. The power of the Committee to construe and administer the Plan with respect to any options granted prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension. Upon a termination of the Plan, the Company shall promptly pay to the Participants all of their payroll deductions which were credited to their account (but not used to purchase stock) under the Plan, without interest.

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16.  Withholding Taxes.
     -----------------

          The Company or its Subsidiary or Parent, as applicable, may withhold
(a) cash, (b) subject to any limitations under Rule 16b-3 under the Exchange Act, shares of Common Stock to be issued with respect thereto having an aggregate Fair Market Value or (c) any combination of the foregoing, equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Participancy to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

17.  Notice.
     ------

          Any notice, designation or other communication required or permitted under the Plan shall be in writing, signed by the party giving the notice and delivered in person or sent by certified or registered mail, return receipt requested, addressed (a) if to the Company, to CSK Auto, Inc., 645 E. Missouri Avenue, Phoenix, Arizona 85012, Attention: Compensation Committee, and (b) if to an employee, to the last address shown for him on the records of the Company, its Subsidiaries or Parent.

18.  Applicable Law.
     --------------

          Any questions pertaining to the validity, construction or administration of the Plan and the options granted hereunder shall be determined under the laws of the State of Delaware, without regard to conflict of law provisions, to the extent not inconsistent with Section 423 of the Code and the regulations thereunder.

19.  Stockholder Approval.
     --------------------

          The Plan shall be subject to approval by the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of the Company's stockholder's held in accordance with applicable law. No options granted hereunder may be exercised prior to such approval; provided that the grant date of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before the first Exercise Date, the Plan and all options granted hereunder shall terminate and the Company shall promptly pay to the Participants all of their payroll deductions which were credited to their account under the Plan, without interest.

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